SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1
                                       to
                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 29, 2003
                                                  ------------------


                    WNC California Housing Tax Credits, L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                    0-20058                     33-0316953
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c) Exhibits

        16.1   Letter regarding change in certifying accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC California Housing Tax Credits, L.P.

Date: November 7, 2003           By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ THOMAS J. RIHA
                                               -------------------
                                               Thomas J. Riha,
                                               Vice President - Chief Financial
                                               Officer

                                 Exhibit Index


Exhibit
Number          Exhibit

16.1            Letter regarding change in certifying accountant